Exhibit 10.1


                                                   June 14, 2007



Mr. Edward H. Okun
Investment Properties of America, LLC
IPofA Water View, LLC
FMFG OWNERSHIP, INC.
FMFG OWNERSHIP II, INC.
FMFG ACQUISITIONCO, INC.
10800 Midlothian Turnpike, Suite 309
Richmond, Virginia 23235

Dear Mr. Okun:

     The following will set forth the terms upon which First Montauk Financial Corp., a New Jersey corporation ("Montauk"), Victor K. Kurylak, Ward R. Jones, Jr., Barry Shapiro, David I. Portman, and Mindy Horowitz (collectively, the "Montauk Parties") and Edward H. Okun, Investment Properties of America, LLC, IPofA Water View, LLC ("Water View"), FMFG AcquisitionCo, Inc., a New Jersey corporation ("AcquisitionCo"), FMFG Ownership, Inc. ("Ownership I"), a Delaware corporation, and FMFG Ownership II, Inc., a Delaware corporation ("Ownership II") (collectively, the "Okun Parties"), agree to settle all the disputes among the Okun Parties and the Montauk Parties (collectively the "Parties"). This letter shall constitute a final and binding obligation of the Parties.

     1. On the Closing Date, as defined below, the parties shall direct the escrow agent, Signature Bank New York, to pay to Ownership I all of the funds on deposit by the Okun Parties under the Escrow Agreement executed and delivered pursuant to the May 5, 2006 Merger Agreement by and among Montauk, Ownership I and AcquisitionCo. The Parties shall execute the instructions to the Escrow Agent annexed as Exhibit A.

     2. Upon the Closing Date, the Okun Parties shall surrender for cancellation all of the shares held by Ownership II and the Series A Preferred Stock held by Ownership I on the date hereof, and such additional shares, if any, as may be necessary to cause Okun's aggregate beneficial ownership of Montauk Common Stock to equal 24.9% (3,300,308 shares) of the total outstanding shares of Montauk Common Stock as determined in accordance with Section 13D of Securities and Exchange Act of 1934, as amended (the "Closing Securities").

     a.   The Okun Parties hereby represent that:

     i. The number of shares of each class of Montauk Securities owned by any of the Okun Parties is as set forth in the Schedule 13D, and amendments, filed by the Okun Parties with the Securities and Exchange Commission;

     ii. None of the shares previously held by any of the Okun Parties have been sold, transferred, pledged or hypothecated, and no agreement for the sale, transfer or hypothecation of such shares has been made;

     iii. On the Closing Date, the shares will be delivered free and clear of any lien or encumbrance, and will not be subject to any claims in bankruptcy. The Okun Parties will notify Montauk immediately in writing in the event that any lien or encumbrance, or legal claim, is threatened or made against any the shares, and shall provide Montauk with copies of all documents relating thereto.


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


     3.   Upon  the  Closing  Date,  and for 60 days  thereafter  (the  "Option
          Period"), Montauk shall have the exclusive right to purchase the balance of the shares held by Ownership I (the "Option Securities") for the aggregate purchase price of $2,500,000 (the "Option"). During the Option Period, Montauk shall be entitled to vote the Option Securities on any matter before the Company's shareholders. The Option may be exercised by Montauk pro rata from time to time during the Option Period.

     4. The Okun Parties will use best efforts to cooperate with Mr. Kurylak in expunging from the Central Registration Depository ("CRD") any reference to any complaint by the Okun Parties against Mr. Kurylak that Mr. Kurylak and/or the Company is the subject of an alleged investment-related sales practice violation, forgery, theft, misappropriation, conversion of funds or other wrongdoing. This cooperation will include, without limitation, (i) filing or participating in an arbitration before the National Association of the Securities Dealers (the "NASD") and/or a court proceeding directing the NASD to expunge from Mr. Kurylak's CRD the complaint of FMFG, and
          (ii) executing a Stipulated Award or Consent Order recommending or granting expungment. In connection therewith and to the extent necessary to the obtain an expungment order, FMFG will also acknowledge and consent to findings that, after further investigation, its information, claim, or allegation is factually impossible or clearly erroneous; that Mr. Kurylak was not involved in the alleged investment-related sales practice violation, forgery, theft, misappropriation, conversion of funds or other wrong doing; or the claim, allegation, or information is false.

     5. Upon the Closing Date, the lease between Water View and Montauk shall be deemed void ab initio.

     6. Due to the confidential nature of this transaction, no party shall make any announcement or disclosure regarding the transaction without the prior consent of the others, unless and except as required by applicable law. Notwithstanding this Paragraph 6, the Okun Parties acknowledge and agree that Montauk may be required to disclose in a public announcement and to file with the Securities and Exchange Commission any material terms and conditions of this Agreement and otherwise make proper disclosure under federal and state securities laws, and consents to the same, subject to timely review by and consultation with the Okun Parties. Upon the execution of this Agreement, Montauk and the Okun parties may issue a mutually approved press release. Thereafter the parties each agree that they will not make public statements regarding the transactions contemplated by this Agreement without first consulting the other party with a view toward issuing joint public statements, except to the extent required by law.

     7. The Parties shall not make any negative or derogatory statements in verbal, written, electronic or any other form about each other, or the officers, employees and directors of the Parties including, but not limited to, a negative or derogatory statement made in, or in connection with, any article or book, on a website, in a chat room or via the internet. Nothing contained in this paragraph shall be construed as requiring any party to provide untruthful sworn testimony in any legal proceeding.

     8. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New Jersey without giving effect to any choice or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. The Parties (a) agree that any legal suit, action or proceeding arising out of or relating to the agreement shall be instituted exclusively in New Jersey State Superior Court, County of Monmouth, or in the United States District Court for the District of New Jersey, (b) waives any objection which any Party may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the jurisdiction of the New Jersey State Superior Court, County of Monmouth and the United States District Court for the District of New Jersey in any such suit, action or procedure.


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


     9. Upon the Closing Date, the actions (the "Actions") pending in (i) the Superior Court of the State of New Jersey, Chancery Division, Monmouth County Docket No. C-07-07 entitled First Montauk Financial Corp., against Edward H. Okun, et al.; (ii) the United States District Court, District of New Jersey, Civil Action No. 07cv00725, entitled FMFG Ownership, Inc. against Victor Kurylak, et al. (the "Derivative Action"); (iii) the United States District Court, Southern District of Florida, Case No. 07-20482-Civ, entitled FMFG Ownership, Inc. against Victor Kurylak; and (iv) the United States District Court, District of New Jersey, Civil Action No. 3:07-cv-02578 (MLC) (JJH), entitled First Montauk Financial Corp. v. Edward H. Okun, et al., (collectively the "Actions") shall be dismissed with prejudice against all Parties and without costs; provided, however, if required, the dismissal of the Derivative Action shall be subject to the approval of the court. The parties agree to proceed in good faith and use best efforts to take all such actions as are required to receive necessary court, regulatory and self-regulatory approvals and negotiate, execute and deliver the required documentation.

     10. On the Closing Date, each and all of the Parties and each of their respective past, present or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, present and former employees, assigns, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, entities formed by them, corporations, parents, subsidiaries, divisions, affiliates, portfolio companies, associates, associated entities, present and former shareholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors and predecessors in interest, successors and successors in interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, investment funds, underwriters, lenders, commercial bankers, personal or legal representatives, accountants, attorneys, insurers, co-insurers, reinsurers, and associates, whether or not such persons or entities were named, served with process, or appeared in the Actions (collectively, the "Released Parties") shall be deemed released from any and all liability and damages under or based upon any and all claims, rights, causes of action, suits, matters, demands, transactions and issues, known or unknown, that have been, could have been or might have been asserted in or that relate to the Actions, or matters, transactions, occurrences, or claims alleged in the Actions by the Parties on behalf of themselves or any other person or entity, including all claims relating to the Merger Agreement or the Parties' investment in Montauk or negotiations with respect to same, the settlement negotiations, the resolution of the Actions and the terms thereof, or any of the matters referenced in or the subject of any of the pleadings, counterclaims and motions filed in the Actions, by any of the Parties and/or any and all owners of any security (as defined in Section 3(a)(10) of the Exchange Act) issued by Montauk, or any of them, whether individually, directly, representatively, derivatively or in any other capacity, against the Parties or any of their present, future or former officers, directors, employees, agents, attorneys, representatives, advisors and affiliates (as defined in Rule 12b-2, promulgated pursuant to the Exchange Act), associates (as defined in Rule 12b-2, promulgated pursuant to the Exchange Act), parents, principals, subsidiaries, general or limited partners or partnerships, investment advisory clients, and brokers, and each of their heirs, executors, administrators, successors and assigns (the "Released Claims").


     11. The Closing shall occur on Friday, June 15, 2007 (the "Closing Date"). On the Closing Date:


               a. The Okun Parties shall deliver the Closing Securities to FMFC for cancellation.


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


               b. The Okun Parties shall deliver the Option Securities to counsel for FMFC to be held in escrow pending exercise of the option or the expiration of the Option Period.

               c. Upon receipt of the Closing Securities and the Option Securities, the Parties shall transmit the escrow instructions to Signature Bank and take any and all action necessary to cause the wire transfer of the balance of the escrow account to:

                   First Capital Bank
                   Glen Allen, VA
                   ABA # 051408907
                   Servicer, LLC
                   Account # 980269013

     12. From and after the date hereof, the Okun Parties shall not purchase or sell, or enter into any agreement directly or indirectly to purchase or sell, any securities of Montauk, directly or indirectly, individually, or as part of a group.

     13. The Okun Parties and Montauk shall bear their own costs and expenses (including expenses of representatives) incurred in connection with this transaction. Montauk expenses shall include the costs of indemnification of officers and directors. The Okun parties shall not request an award of legal fees or reimbursement of costs or expenses in the derivative action pending in the United States District Court, District of New Jersey, Civil Action No. 07cv00725, or any other Action.


                    [Signatures appear on the following page]












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




         We look forward to concluding this transaction as promptly as practicable. I would appreciate your countersigning this letter where indicated as constituting your concurrence with the intent expressed herein. This letter of intent may be executed in multiple counterparts which when taken together shall be an original.

                                            Very truly yours,

Dated: June 14, 2007                        FIRST MONTAUK FINANCIAL CORP.


                                            By:  /s/ Victor K. Kurylak
                                               ---------------------------------
                                            Name:  Victor K. Kurylak
                                            Title: President and Chief Financial
                                                   Officer

CONCURRED IN AND ACCEPTED AS OF  JUNE 14, 2007.

                                              /s/ Edward H. Okun
                                            ------------------------------------
                                            EDWARD H. OKUN

                                            Dated: June 14, 2007


                                            INVESTMENT PROPERTIES OF AMERICA,
                                            LLC

                                            By:  IPofA Fund Manager, LLC,
                                                 Manager


                                            By:  /s/ Edward H. Okun
                                            ------------------------------------
                                            Edward H. Okun, Manager

                                            Dated:  June 14, 2007


                                            IPofA WATER VIEW, LLC

                                            By:      IPofA Fund Manager, LLC,
                                                     Manager

                                            By:      /s/ Edward H. Okun
                                            ------------------------------------
                                            Edward H. Okun, Manager

                                            Dated:  June 14, 2007

                                            FMFG ACQUISITION, INC.


                                            By:  /s/ Edward H. Okun
                                            ------------------------------------
                                            Edward H. Okun, President

                                            Dated:  June 14, 2007


                                            FMFG OWNERSHIP I, INC.


                                            By:   /s/ Edward H. Okun
                                            ------------------------------------
                                            Edward H. Okun, President

                                            Dated:  June 14, 2007




                     [Signatures appear on following page.]

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


                                            FMFG ACQUISITION OWNERSHIP II, INC.


                                            By:  Edward H. Okun
                                            ------------------------------------
                                            Edward H. Okun, President


                                            Dated:  June 14, 2007

                                            /s/ Victor Kurylak
                                            ------------------------------------
                                            VICTOR KURYLAK

                                            Dated:  June 14, 2007

                                            Ward R. Jones, Jr.
                                            ------------------------------------
                                            WARD R. JONES, JR.

                                            Dated:  June 14, 2007

                                            Barry Shapiro
                                            ------------------------------------
                                            BARRY SHAPIRO

                                            Dated:  June 14, 2007

                                            /s/ David I. Portman
                                            ------------------------------------
                                            DAVID I. PORTMAN

                                            Dated:  June 14, 2007

                                            /s/ Mindy Horowitz
                                            ------------------------------------
                                            MINDY HOROWITZ

                                            Dated:  June 14, 2007

                                    Exhibit A


                                                June  15, 2007


SIGNATURE BANK
261 Madison Avenue
New York, N.Y. 10018
Attn: Arlene Eliades


Re: Escrow Agreement dated May 5, 2007 between SIGNATURE BANK; FIRST MONTAUK FINANCIAL CORP. and FMFG OWNERSHIP, INC.

Ladies/Gentlemen:

Please distribute from the Escrow Account established under the Escrow Agreement all Proceeds on deposit, less the costs, expenses and fees that Signature Bank is entitled to deduct pursuant to the terms of the Escrow Agreement to:

                           First Capital Bank
                           Glen Allen, VA
                           ABA # 051408907
                           Servicer, LLC
                           Account # 980269013

          All terms defined herein shall have the definitions ascribed to them in the Escrow Agreement referred to above.

                                            Very truly yours,


FMFG OWNERSHIP, INC.                        FIRST MONTAUK FINANCIAL CORP.



By:  /s/ Edward H. Okun                       By:  /s/ Victor K. Kurylak
   -----------------------------------        ---------------------------------
   Name:  Edward H. Okun, President           Victor K. Kurylak
   President                                  President and Chief Executive
                                              Officer








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